UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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                                January 27, 2006

                                  NEXICON, INC.
               (Exact Name of Registrant as Specified in Charter)


           Nevada                    000-30244              13-3389415
           ------                    ---------              ----------
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)


        400 Gold SW, Suite 1000 Albuquerque, NM           87102
        ---------------------------------------           -----
       (Address of principal executive offices)         (Zip code)


       Registrant's telephone number, including area code: (505) 248-0000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.02.   Non-reliance on Previously Issued Financial Statements or a Related
             Audit Report or Completed Interim Review.

         On January 23, 2006, the Board of Directors (the "Board") of Nexicon, Inc., a Nevada corporation (the "Company" or "Nexicon"), after discussing such matters with the Company's independent accountant and other experts, determined that certain financials statements previously filed by the Company should no longer be relied upon because of an error in such financial statements. The financial statements were part of the following reports filed by the Company:
(i) the Form 10-KSB for the fiscal year ended December 31, 2004 (the "Form 10-KSB"), and (ii) the Form 10-QSB for the fiscal quarters ended March 31, 2005, June 30, 2005 and September 30, 2005 (the "Form 10-QSBs").

         The Board determined that the above-referenced financial statements should no longer be relied upon because in such statements the Company had not properly accounted for convertible debt instruments that are subject to registration rights agreements and/or that have embedded derivative instruments as required by EITF 00-19. Such accounting issues were initially raised by the United States Securities and Exchange Commission (the "Commission") in its October 17, 2005 comment letter issued to Nexicon (the "Comment Letter"). As these are extremely complicated accounting issues that the Company had no experience or expertise in addressing, Nexicon engaged an accounting firm in November 2005 to assist the Company with its review of the Comment Letter and preparation of its responses thereto.

         As of the date hereof, the Company has made substantial progress in its re-evaluation of debt agreements in light of the issues raised by the Staff in the Comment Letter and in accordance with EITF 00-19. Specifically, Nexicon has concluded that there are embedded derivative instruments that will require bifurcation and be accounted for as liabilities at fair value. Further, the Company has prepared and will file on or before January 31, 2006 its Form 10-QSB for the fiscal quarter ended September 30, 2005 wherein Nexicon will bifurcate such embedded derivative instruments and account for them as liabilities at fair value. Notwithstanding the foregoing, as of the date hereof, the Company has not yet completed its analysis of the issues raised by the Comment Letter nor prepared an amended Form 10-KSB or amended Form 10-QSBs to reflect the proper treatment of such embedded derivative instruments. Working with the new accounting firm referenced above, the Company anticipates that it will: (i) complete such analysis, (ii) file such amended Forms, and (iii) file as correspondence the Company's formal responses to the Comment Letter by no later than February 28, 2006 and has so informed the Commission orally and in writing today.

Item 9.01. Financial Statements and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits - None


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 27, 2006
                                            NEXICON, INC.

                                            By:     /s/ Richard Urrea
                                                    -----------------
                                            Name:   Richard Urrea
                                            Title:  Chief Executive Officer








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